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                                                                    EXHIBIT 10.1


                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of September 14, 2001, among Active IQ Technologies, Inc., a Minnesota corporation (the "COMPANY"), and the shareholders listed on Exhibit A hereto (the "HOLDERS").

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

         1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "COMMISSION" means the United States Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's Common Stock, $.01 par value per share.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  "REGISTRABLE SECURITIES" means any Common Stock issued to the Holders pursuant to that certain Agreement and Plan of Merger dated August 30, 2001 by and among the Company, CBS Acquisition, Inc. and Champion Business Systems, Inc. (the "Merger Agreement"). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144. For purposes of this Agreement, a person will be deemed to be a holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars and fees and disbursements of counsel for the Company and all independent certified public


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         accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company.

                  "REGISTRATION STATEMENT" means a registration statement filed hereunder, including (in each case) the Prospectus, all amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "RULE 144" and "RULE 158" means Rule 144 and Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission having substantially the same effect as such rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "TRADING DAY" means (a) any day on which the Common Stock is traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted on any national securities exchange, market or trading or quotation facility, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

                  "TRADING MARKET" means the Nasdaq SmallCap Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

         2. Registration. As soon as practicable following the execution of this Agreement, the Company shall prepare and file a Registration Statement with the Commission, covering the resale of the Registrable Securities. The Company shall undertake to maintain the effectiveness of such Registration Statement for at least one year following the effective date of such Registration Statement. The Holders understand that the Company has filed a registration statement, File No. 333-68088 with the Commission and that such registration statement has not been declared effective. Unless to do so would materially adversely affect the timing of the declaration of effectiveness of such registration statement, the Company will include the Holders' shares in such registration statement.

         3. Covenants of the Company. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with Section 2 hereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and cause such Registration Statement to become effective (provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to any participating Holder copies of all such documents proposed to be filed);

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than six months



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and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

                  (c) furnish to the participating Holders such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them;

                  (d) register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the participating Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdiction of the Registrable Securities owned by it (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                  (e) notify the Holders at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the participating Holders, the Company will promptly prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of the Company of the same class are then listed;

                  (g) make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, any attorney for the Holders, and any accountant retained by the Holders or the underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and employees to supply all information reasonably requested by the Holders and any such underwriter, attorney, accountant or agent in connection with such Registration Statement subject to standard confidentiality covenants;

                  (h) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder; and




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                   (i) cause such Registrable Securities covered by such
Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities.

         4. Registration Expenses.

         All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

         5. Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, the Holders against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder for any legal or other expenses reasonably incurred by such Holder in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) It shall be a condition precedent to the obligation of the Company to include in any Registration Statement any Registrable Securities held by the Holders that in connection with any Registration Statement in which the Holders are participating, the Holders shall have furnished to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and a written undertaking to indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Holders.

                  (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent



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(provided that such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other indemnified party with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         6. Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act;

                  (b) file with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act; and

                  (c) so long as the Holders owns any Registrable Securities, furnish to it upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

         7. Restriction on Transfer. The Holders agree that, following the date on which the Commission shall declare the Registration Statement effective, the Holders will not, directly or indirectly, sell, offer to sell, transfer, contract to sell, grant any option to purchase, or otherwise dispose of the Registrable Securities, except (a) by operation of law, (b) pursuant to a bona fide gift or private sale to any person or other entity which agrees in writing to be bound by the provisions of this Agreement, or (c) by bona fide pledge; provided, however, that every three (3) months following the date on which the Commission shall declare the Registration Statement effective, 12.5 percent of the shares of Common Stock issued under the Merger Agreement shall no longer be subject to the foregoing restrictions on transfer. In addition, the Holders agree that the Company may, and that each of the Holders will (i) with respect to any Registrable Securities, cause the transfer agent for the Common Stock to note stop transfer instructions with respect to such shares on the transfer books and records of the Company.

         8. Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by the Holders of any of their obligations under this Agreement, the Holders or the Company, as the case may be,



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in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Holders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.

                  (c) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflict with the provisions hereof.

                  (d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number provided pursuant to this Agreement prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number provided pursuant to this Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as may be designated in writing, in the manner set forth herein.

                  (e) Successors and Assigns. Subject to the provisions of
Section 7 hereof, the Holders may assign their rights and obligations hereunder without the consent of any person. This Agreement shall inure to the benefit of and be binding upon the Holders and each of their respective successors and assigns and the Company. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders, except any assignment effected by operation of law.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (g) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and



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enforced in accordance with the laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in Minnesota for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                            [SIGNATURE PAGE FOLLOWS.]





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                  IN WITNESS WHEREOF, the parties have executed this
Registration Rights Agreement as of the date first written above.


                                       ACTIVE IQ TECHNOLOGIES, INC.


                                       By: /s/ D. Bradly Olah
                                          --------------------------------------
                                           D. Bradly Olah
                                           President and Chief Operating Officer


                                       HOLDERS:


                                       /s/ Charles R. Grant
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Charles R. Grant, Director
                                                   BancBoston Capital Inc.


                                       /s/ Robert Bauers
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: The Bauers Family Ltd
                                                   Partnership


                                       /s/ Robert Bauers
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Robert Bauers
                                                   AG Edward & Sons Inc.,
                                                   custodian for Robert Bauers


                                       /s/ Norman Brownstein
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Norman Brownstein


                                       /s/ Steven W. Farber
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Steven W. Farber


                                       /s/ Mark A. Fuller, III
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Mark A. Fuller, III




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                                       /s/ Daniel Holland
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Daniel Holland


                                       /s/ Jack Hyatt
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Jack Hyatt


                                       /s/ John O. Lohre
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: John O. Lohre


                                       /s/ Philip N. Lohre
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Philip N. Lohre


                                       /s/ James C. Long
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: James C. Long


                                       /s/ Kathryn Middleton
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Kathryn Middleton


                                       /s/ Philip A. Odeen
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Philip A. Odeen


                                       /s/ Richard L. Treat
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Richard L. Treat


                                       /s/ Kevin A. Wachter
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Kevin A. Wachter




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                                       /s/ Daniel Brimberry
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Daniel Brimberry


                                       /s/ George Perkins
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: George Perkins


                                       /s/ Cherrie Lucerne Martin
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Cherrie Lucerne Martin


                                       /s/ Joletta Suchey
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Joletta Suchey


                                       /s/ Ronald G. Rossi
                                       -----------------------------------------
                                       [Signature]

                                       Print Name: Ronald G. Rossi




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